Exhibit 4.19

SUPPLEMENTAL INDENTURE

(Merger #2)

SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of December 1, 2016, among NEW AMETHYST CORP., a Delaware corporation (the “Successor Issuer”), the subsidiaries listed on the signature pages hereto as “Existing Subsidiary Guarantors” (the “Existing Subsidiary Guarantors”), the subsidiaries listed on the signature pages hereto as the “New Envision Subsidiary Guarantors” (the “New Envision Subsidiary Guarantors” and, with the Existing Subsidiary Guarantors, the “Subsidiary Guarantors”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States of America, as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS, AmSurg Corp. (the “Predecessor Issuer”), the Existing Subsidiary Guarantors and the Trustee have heretofore entered into that certain Indenture dated as of July 16, 2014, as heretofore amended and supplemented prior to the date hereof (the “Original Indenture”), governing the Predecessor Company’s 5.625% Senior Notes due 2022 (the “Notes”); and

WHEREAS, on the date hereof and prior to the execution of this Supplemental Indenture, the Predecessor Issuer merged with and into the Successor Issuer, with the Successor Issuer as the surviving entity (“Merger #1”); and

WHEREAS, pursuant to Section 5.01(a) of the Original Indenture, the Successor Issuer, the Existing Subsidiary Guarantors and the Trustee entered into a Supplemental Indenture (Merger #1) (the “Merger #1 Supplemental Indenture” and the Original Indenture, as supplemented by the Merger #1 Supplemental Indenture, the “Existing Indenture”) pursuant to which the Successor Issuer expressly assumed all of the Predecessor Issuer’s obligations under the Notes, the Original Indenture and the Registration Rights Agreement, and each of the Existing Subsidiary Guarantors confirmed in writing that its Subsidiary Guarantee applies to the Successor Issuer’s obligations under the Notes, the Indenture and the Registration Rights Agreement; and

WHEREAS, on the date hereof following the execution of the Merger #1 Supplemental Indenture, Envision Healthcare Holdings, Inc., a Delaware corporation (“Envision Holdings”) merged with and into the Successor Issuer, with the Successor Issuer as the surviving corporation (“Merger #2”); and

WHEREAS, Merger #2 complied with the requirements of Section 5.01 of the Existing Indenture; and

WHEREAS, Section 4.11 of the Existing Indenture requires, as a result of Merger #2, that each New Envision Subsidiary Guarantor execute and deliver to the Trustee a supplemental indenture and a related Notation of Guarantee pursuant to which such New Envision Subsidiary Guarantor unconditionally guarantees all of the Successor Issuer’s obligations under the Notes, the Existing Indenture and the Registration Rights Agreement on the terms and conditions set forth herein (each, a “Subsidiary Guarantee”); and

WHEREAS, Section 5.01(a)(iv) of the Existing Indenture requires that, as a result of Merger #2, each Existing Subsidiary Guarantor confirm in writing that its Subsidiary Guarantee shall apply to the Successor Issuer’s obligations under the Notes, the Existing Indenture and the Registration Rights Agreement;

WHEREAS, this Supplemental Indenture is permitted under Section 8.01(a)(ii) of the Existing Indenture, without the consent of the holders of the Notes.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Successor Issuer, the Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Existing Indenture. (The Existing Indenture, as amended and supplemented by this Supplemental Indenture, is hereinafter referred to as the “Indenture.”)

2. AGREEMENT TO GUARANTEE. Each New Envision Subsidiary Guarantor, by its execution of this Supplemental Indenture, hereby agrees to provide an unconditional Subsidiary Guarantee on the terms and conditions set forth in the Indenture, including, without limitation, Article X of the Indenture.

3. CONFIRMATION OF NOTE GUARANTEES. Each Existing Subsidiary Guarantor, by its execution of this Supplemental Indenture, hereby confirms that its Note Guarantee shall apply to the obligations of the Successor Issuer in accordance with the Notes, the Indenture and the Registration Rights Agreement.

4. NO OTHER CHANGES. Except as amended and supplemented by this Supplemental Indenture, the Original Indenture shall continue in full force and effect.

5. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

6. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

7. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

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8. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Successor Issuer and the Subsidiary Guarantors.

(signature pages follow)

3

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

ISSUER COMPANY:

NEW AMETHYST CORP.

By:	/s/ Claire M. Gulmi
Name:	Claire M. Gulmi
Title:	Vice President, Secretary and Director

EXISTING SUBSIDIARY GUARANTORS:

AMSURG HOLDINGS, INC.
AMSURG ANESTHESIA MANAGEMENT SERVICES, LLC
AMSURG EC TOPEKA, INC.
AMSURG EC ST. THOMAS, INC.
AMSURG EC BEAUMONT, INC.
AMSURG KEC, INC.
AMSURG EC SANTA FE, INC.
AMSURG EC WASHINGTON, INC.
AMSURG TORRANCE, INC.
AMSURG ABILENE, INC.
AMSURG SUNCOAST, INC.
AMSURG LA JOLLA, INC.
AMSURG HILLMONT, INC.
AMSURG PALMETTO, INC.
AMSURG NORTHWEST FLORIDA, INC.
AMSURG OCALA, INC.
AMSURG MARYVILLE, INC.
AMSURG BURBANK, INC.
AMSURG MELBOURNE, INC.
AMSURG EL PASO, INC.
AMSURG CRYSTAL RIVER, INC.
AMSURG ABILENE EYE, INC.
AMSURG INGLEWOOD, INC.
AMSURG SAN ANTONIO TX, INC.
AMSURG SAN LUIS OBISPO CA, INC.
AMSURG TEMECULA CA, INC.
AMSURG ESCONDIDO CA, INC.
AMSURG SCRANTON PA, INC.
AMSURG ARCADIA CA, INC.
AMSURG MAIN LINE PA, LLC

Signatures - Continued

AMSURG OAKLAND CA, INC.
AMSURG LANCASTER PA, LLC
AMSURG POTTSVILLE PA, LLC
AMSURG GLENDORA CA, INC.
AMSURG KISSIMMEE FL, INC.
AMSURG ALTAMONTE SPRINGS FL, INC.
NSC RBO EAST, LLC
LONG BEACH NSC, LLC
TORRANCE NSC, LLC
DAVIS NSC, LLC
FULLERTON NSC, LLC
SAN ANTONIO NSC, LLC
AUSTIN NSC, LLC
TWIN FALLS NSC, LLC
KENWOOD NSC, LLC
TOWSON NSC, LLC
NSC WEST PALM, LLC
TAMPA BAY NSC, LLC
CORAL SPRINGS NSC, LLC
WESTON NSC, LLC
AMSURG COLTON CA, INC.
AMSURG FRESNO ENDOSCOPY, INC.
AMSURG TEMECULA II INC.
AMSURG FINANCE, INC.
SHI II, LLC
ASDH I, LLC

By:	/s/ Claire M. Gulmi
Name:	Claire M. Gulmi
Title:	Vice President, Secretary and Treasurer

AUSTIN NSC, LP

By: Austin NSC, LLC, its general partner

By:	/s/ Claire M. Gulmi
Name:	Claire M. Gulmi
Title:	Vice President, Secretary and Treasurer

Signatures - Continued

WILTON NSC, LLC

By: AmSurg Holdings, Inc. as the managing member

By:	/s/ Claire M. Gulmi
Name:	Claire M. Gulmi
Title:	Vice President, Secretary and Treasurer

Signatures - Continued

ANESTHESIA AND PAIN MANAGEMENT SERVICES OF CALIFORNIA, INC.
ANESTHESIOLOGY OF JUPITER, P.A.
MEDICAL ANESTHESIA CONSULTANTS MEDICAL GROUP, INC.
NEW JERSEY HEALTHCARE SPECIALISTS, P.C.
NORTH TEXAS PERINATAL ASSOCIATES, P.A.
SHERIDAN ACQUISITION ASSOCIATES II, P.A.
SHERIDAN ACQUISITION ASSOCIATES, P.A.
SHERIDAN ANESTHESIA SERVICES OF MARYLAND, P.C.
SHERIDAN ANESTHESIA SERVICES OF MINNESOTA, P.C.
SHERIDAN CRITICAL CARE SERVICES, P.A.
SHERIDAN HEALTHCARE OF ARKANSAS, P.A.
SHERIDAN HEALTHCARE OF CONNECTICUT, P.C.
SHERIDAN HEALTHCARE OF MASSACHUSETTS, P.C.
SHERIDAN HEALTHCARE OF NORTH TEXAS, P.A.
SHERIDAN HEALTHCARE OF TEXAS, P.A.
TRI-COUNTY PAIN MANAGEMENT, P.A.
SHERIDAN EMERGENCY PHYSICIAN SERVICES OF INDIANA, P.C.
SHERIDAN ANESTHESIA SERVICES OF PENNSYLVANIA, P.C.

By:	/s/ Gilbert Drozdow
Name:	Gilbert Drozdow
Title:	President

Signatures - Continued

ALL WOMEN’S HEALTHCARE HOLDINGS, INC.
ALL WOMEN’S HEALTHCARE, INC.
ALL WOMEN’S HEALTHCARE OF DADE, INC.
ALL WOMEN’S HEALTHCARE OF SAWGRASS, INC.
ALL WOMEN’S HEALTHCARE OF WEST BROWARD, INC.
ALL WOMEN’S HEALTHCARE SERVICES, INC.
COMPREHENSIVE TELERADIOLOGY SOLUTIONS, INC.
DISCOVERY CLINICAL RESEARCH, INC.
FLORIDA UNITED RADIOLOGY, L.C.
GLOBAL SURGICAL PARTNERS, INC.
ICS RADIOLOGY, INC.
JUPITER IMAGING ASSOCIATES, INC.
RADIOLOGY ASSOCIATES OF HOLLYWOOD, INC.
SHERIDAN RADIOLOGY SERVICES, INC.
SHERIDAN RADIOLOGY MANAGEMENT SERVICES, INC.
SHERIDAN RADIOLOGY SERVICES OF CENTRAL FLORIDA, INC.
SHERIDAN RADIOLOGY SERVICES OF KENTUCKY, INC.
SHERIDAN RADIOLOGY SERVICES OF PINELLAS, INC.
SHERIDAN RADIOLOGY SERVICES OF SOUTH FLORIDA, INC.
FM HEALTHCARE SERVICES, INC.
FMO HEALTHCARE HOLDINGS, INC.
FO INVESTMENTS, INC.
FO INVESTMENTS II, INC.
FO INVESTMENTS III, INC.

By:	/s/ Claire M. Gulmi
Name:	Claire M. Gulmi
Title:	Vice President and Treasurer

Signatures - Continued

ANESTHESIOLOGISTS OF GREATER ORLANDO, INC.
ANESTHESIOLOGY ASSOCIATES OF TALLAHASSEE, INC.
BETHESDA ANESTHESIA ASSOCIATES, INC.
BOCA ANESTHESIA SERVICE, INC.
COMPREHENSIVE PAIN MEDICINE, INC.
DRS. ELLIS, ROJAS, ROSS & DEBS, INC.
FLAMINGO ANESTHESIA ASSOCIATES, INC.
GREATER FLORIDA ANESTHESIOLOGISTS, LLC
GYNECOLOGIC ONCOLOGY ASSOCIATES, INC.
INTERVENTIONAL REHABILITATION OF SOUTH FLORIDA, INC.
JACKSONVILLE BEACHES ANESTHESIA ASSOCIATES, INC.
JUPITER ANESTHESIA ASSOCIATES, L.L.C.
JUPITER HEALTHCARE, LLC
NEW GENERATIONS BABEE BAG, INC.
NORTH FLORIDA PERINATAL ASSOCIATES, INC.
PARITY HEALTHCARE, INC.
SHERIDAN ANESTHESIA SERVICES OF ALABAMA, INC.
SHERIDAN ANESTHESIA SERVICES OF LOUISIANA, INC.
SHERIDAN ANESTHESIA SERVICES OF OKLAHOMA, INC.
SHERIDAN ANESTHESIA SERVICES OF VIRGINIA, INC.
SHERIDAN CHILDREN’S HEALTHCARE SERVICES, INC.
SHERIDAN CHILDREN’S HEALTHCARE SERVICES OF ARIZONA, INC.
SHERIDAN CHILDREN’S HEALTHCARE SERVICES OF LOUISIANA, INC.
SHERIDAN CHILDREN’S HEALTHCARE SERVICES OF NEW MEXICO, INC.
SHERIDAN CHILDREN’S HEALTHCARE SERVICES OF VIRGINIA, INC.
SHERIDAN CLINICAL RESEARCH, INC.
SHERIDAN EMERGENCY PHYSICIAN SERVICES, INC.

Signatures - Continued

SHERIDAN EMERGENCY PHYSICIAN SERVICES OF MISSOURI, INC.
SHERIDAN EMERGENCY PHYSICIAN SERVICES OF NORTH MISSOURI, INC.
SHERIDAN EMERGENCY PHYSICIAN SERVICES OF SOUTH DADE, INC.
SHERIDAN EMERGENCY PHYSICIAN SERVICES OF SOUTH FLORIDA, INC.
SHERIDAN HEALTHCARE, INC.
SHERIDAN HEALTHCARE OF LOUISIANA, INC.
SHERIDAN HEALTHCARE OF MISSOURI, INC.
SHERIDAN HEALTHCARE OF VERMONT, INC.
SHERIDAN HEALTHCARE OF VIRGINIA, INC.
SHERIDAN HEALTHCARE OF WEST VIRGINIA, INC.
SHERIDAN HEALTHCORP, INC.
SHERIDAN HEALTHCORP OF CALIFORNIA, INC.
SHERIDAN HEALTHY HEARING SERVICES, INC.
SHERIDAN HOLDINGS, INC.
SHERIDAN INVESTCO, LLC
SOUTHEAST PERINATAL ASSOCIATES, INC. SUNBEAM ASSET, LLC
SUNBEAM INTERMEDIATE HOLDINGS, INC.
SUNBEAM PRIMARY HOLDINGS, INC.
TENNESSEE VALLEY NEONATOLOGY, INC.
TIVA HEALTHCARE, INC.
BAY AREA ANESTHESIA, L.L.C.
COASTAL ANESTHESIA STAFFING, LLC
COASTAL ANESTHESIOLOGY CONSULTANTS, LLC
SHERIDAN CHILDREN’S HEALTHCARE SERVICES OF OHIO, INC.
SHERIDAN CHILDREN’S HEALTHCARE SERVICES OF KENTUCKY, INC.
SHERIDAN ROP SERVICES OF VIRGINIA, INC.

Signatures - Continued

SHERIDAN CHILDREN’S SERVICES OF ALABAMA, INC.
MEDICAL INFORMATION MANAGEMENT SOLUTIONS, LLC

By:	/s/ Claire M. Gulmi
Name:	Claire M. Gulmi
Title:	Chief Executive Officer

Signatures - Continued

CHANDLER EMERGENCY MEDICAL GROUP, L.L.C. D/B/A PREMIER EMERGENCY MEDICAL SPECIALISTS

By:	/s/ Claire M. Gulmi
Name:	Claire M. Gulmi
Title:	Manager

PARTNERS IN MEDICAL BILLING, INC.

By:	/s/ Jillian Marcus
Name:	Jillian Marcus
Title:	President

SHERIDAN ANESTHESIA SERVICES OF GEORGIA, P.C.
MEDICAL EMERGENCY CONSULTANTS OF CALIFORNIA, INC.
F&S APEX, INC.
F&S RADIOLOGY P.C.
FRANKLIN & SEIDELMANN, INC.
FSH RADIOLOGY, INC.
SHERIDAN ROP SERVICES OF FLORIDA, INC.
SENTINEL HEALTHCARE SERVICES, LLC

By:	/s/ Jillian Marcus
Name:	Jillian Marcus
Title:	Vice President

Signatures - Continued

SHERIDAN EMERGENCY PHYSICIAN SERVICES OF GEORGIA, LLC
SHERIDAN EMERGENCY PHYSICIAN SERVICES OF SOUTH CAROLINA, P.A.
SHERIDAN EMERGENCY PHYSICIAN SERVICES OF KANSAS, P.A.

By:	/s/ Paul Anthony Andrulonis
Name:	Paul Anthony Andrulonis
Title:	President

SHERIDAN CHILDREN’S HEALTHCARE SERVICES OF COLORADO, P.C.
SHERIDAN CHILDREN’S HEALTHCARE SERVICES OF SOUTH CAROLINA, P.A.
SHERIDAN CHILDREN’S HEALTHCARE SERVICES OF NORTH CAROLINA, P.A.
SHERIDAN CHILDREN’S HEALTHCARE SERVICES OF NEW JERSEY, P.C.
SHERIDAN CHILDREN’S HEALTHCARE SERVICES OF TENNESSEE, P.C.

By:	/s/ M. Richard Auerbach
Name:	M. Richard Auerbach
Title:	President

PHYSICIAN OFFICE PARTNERS, INC.

By:	/s/ Robert Davey
Name:	Robert Davey
Title:	President

CORAL ANESTHESIA ASSOCIATES, INC.
PAIN PHYSICIANS OF CENTRAL FLORIDA, P.A.

By:	/s/ Andrew Greenfield
Name:	Andrew Greenfield
Title:	President

Signatures - Continued

ORANGE ANESTHESIA ASSOCIATES, INC.

By:	/s/ Andrew Guttman
Name:	Andrew Guttman
Title:	President

Signatures - Continued

SHERIDAN ACQUISITION ASSOCIATES OF GEORGIA, P.C.
NORTHSIDE ANESTHESIOLOGY CONSULTANTS, L.L.C.

By:	/s/ Carey Weiss
Name:	Carey Weiss
Title:	President

NAC PROPERTIES, LLC
VALLEY ANESTHESIOLOGY CONSULTANTS, INC.

By:	/s/ Robert Coward
Name:	Robert Coward
Title:	President

Supplemental Indenture (Merger No. 2)

NEW ENVISION SUBSIDIARY GUARANTORS:

CLINICAL PARTNERS MANAGEMENT COMPANY, LLC
NORTHWOOD ANESTHESIA ASSOCIATES, L.L.C.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Manager

Supplemental Indenture (Merger No. 2)

NEW ENVISION SUBSIDIARY GUARANTORS (cont’d):

A1 LEASING, INC.
ABBOTT AMBULANCE, INC.
ACCENT HOME HEALTH CARE INC.
ADAM TRANSPORTATION SERVICE, INC.
AFFILION, INC.
AIR AMBULANCE SPECIALISTS, INC.
AMBULANCE ACQUISITION, INC.
AMERICAN EMERGENCY PHYSICIANS MANAGEMENT, INC.
AMERICAN INVESTMENT ENTERPRISES, INC.
AMERICAN MEDICAL PATHWAYS, INC.
AMERICAN MEDICAL RESPONSE AMBULANCE SERVICE, INC.
AMERICAN MEDICAL RESPONSE HOLDINGS, INC.
AMERICAN MEDICAL RESPONSE MANAGEMENT, INC.
AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC.
AMERICAN MEDICAL RESPONSE NORTHWEST, INC.
AMERICAN MEDICAL RESPONSE OF COLORADO, INC.
AMERICAN MEDICAL RESPONSE OF CONNECTICUT, INCORPORATED
AMERICAN MEDICAL RESPONSE OF GEORGIA, INC.
AMERICAN MEDICAL RESPONSE OF ILLINOIS, INC.
AMERICAN MEDICAL RESPONSE OF INLAND EMPIRE
AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS, INC.
AMERICAN MEDICAL RESPONSE OF NORTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF OKLAHOMA, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

Supplemental Indenture (Merger No. 2)

NEW ENVISION SUBSIDIARY GUARANTORS (cont’d):

AMERICAN MEDICAL RESPONSE OF SOUTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF SOUTHERN CALIFORNIA
AMERICAN MEDICAL RESPONSE OF TENNESSEE, INC.
AMERICAN MEDICAL RESPONSE OF TEXAS, INC.
AMERICAN MEDICAL RESPONSE WEST
AMERICAN MEDICAL RESPONSE, INC.
AMR BAY STATE, LLC
AMR HOLDCO, INC.
AMR OF CENTRAL TEXAS I, LLC
AMR OF CENTRAL TEXAS II, LLC
APH LABORATORY SERVICES, INC.
ARIZONA EMS HOLDINGS, INC.
ASSOCIATED AMBULANCE SERVICE, INC.
ATLANTIC AMBULANCE SERVICES ACQUISITION, INC.
ATLANTIC/KEY WEST AMBULANCE, INC.
ATLANTIC/PALM BEACH AMBULANCE, INC.
BEACON TRANSPORTATION, INC.
BESTPRACTICES, INC.
BLYTHE AMBULANCE SERVICE
BOWERS COMPANIES, INC.
BROWARD AMBULANCE, INC.
COMMUNITY AUTO AND FLEET SERVICES L.L.C.
COMMUNITY EMS, INC.
COMTRANS AMBULANCE SERVICE, INC.
COMTRANS, INC.
CORNING AMBULANCE SERVICE INC.
DESERT VALLEY MEDICAL TRANSPORT, INC.
DONLOCK, LTD.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

Supplemental Indenture (Merger No. 2)

NEW ENVISION SUBSIDIARY GUARANTORS (cont’d):

E.M.S. VENTURES, INC.
EASTERN AMBULANCE SERVICE, INC.
EASTERN PARAMEDICS, INC.
EHR MANAGEMENT CO.
EMCARE ANESTHESIA PROVIDERS, INC.
EMCARE HOLDCO, INC.
EMCARE HOLDINGS INC.
EMCARE OF CALIFORNIA, INC.
EMCARE PHYSICIAN PROVIDERS, INC.
EMCARE PHYSICIAN SERVICES, INC.
EMCARE, INC.
EMERGENCY MEDICAL SERVICES LP CORPORATION
EMERGENCY MEDICAL TRANSPORT, INC.
EMERGENCY MEDICAL TRANSPORTATION, INC.
EMERGENCY MEDICINE EDUCATION SYSTEMS, INC.
EMS VENTURES OF SOUTH CAROLINA, INC.
FIVE COUNTIES AMBULANCE SERVICE, INC.
FLORIDA EMERGENCY PARTNERS, INC.
FOUNTAIN AMBULANCE SERVICE, INC.
GILA HOLDCO LLC
GOLD COAST AMBULANCE SERVICE
GOLD CROSS AMBULANCE SERVICE OF PA., INC.
GOLD CROSS AMBULANCE SERVICES, INC.
GRACE BEHAVIORAL HEALTH, L.L.C.
GREATER PINELLAS TRANSPORTATION MANAGEMENT SERVICES, INC.
GUARDIAN HEALTH CARE, INC.
GUARDIAN HEALTHCARE GROUP, INC.
GUARDIAN HEALTHCARE HOLDINGS, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

Supplemental Indenture (Merger No. 2)

NEW ENVISION SUBSIDIARY GUARANTORS (cont’d):

HANK’S ACQUISITION CORP.
HEALTH PRIORITY HOME CARE, INC.
HEALTHCARE ADMINISTRATIVE SERVICES, INC.
HEMET VALLEY AMBULANCE SERVICE, INC.
HERREN ENTERPRISES, INC.
HOLIDAY ACQUISITION COMPANY, INC.
INTERNATIONAL LIFE SUPPORT, INC.
JLM HEALTHCARE, INC.
KMAC, INC.
KUTZ AMBULANCE SERVICE, INC.
LASALLE AMBULANCE INC.
LIFE LINE AMBULANCE SERVICE, INC.
LIFECARE AMBULANCE SERVICE, INC.
LIFEFLEET SOUTHEAST, INC.
MAINSTAY SOLUTIONS, LLC
MARLBORO HUDSON AMBULANCE & WHEELCHAIR SERVICE, INC.
MEDEVAC MEDICAL RESPONSE, INC.
MEDEVAC MIDAMERICA, INC.
MEDIC ONE AMBULANCE SERVICES, INC.
MEDIC ONE OF COBB, INC.
MEDICAL EMERGENCY DEVICES AND SERVICES (MEDS), INC.
MEDI-CAR AMBULANCE SERVICE, INC.
MEDI-CAR SYSTEMS, INC.
MEDICS AMBULANCE SERVICE (DADE), INC.
MEDICS AMBULANCE SERVICE, INC.
MEDICS AMBULANCE, INC.
MEDICS EMERGENCY SERVICES OF PALM BEACH COUNTY, INC.
MEDICS SUBSCRIPTION SERVICES, INC.
MEDICS TRANSPORT SERVICES, INC.
MEDICWEST AMBULANCE, INC.
MEDICWEST HOLDINGS, INC.
MEDLIFE EMERGENCY MEDICAL SERVICE, INC.
MEDSTAT EMS, INC.
MERCURY AMBULANCE SERVICE, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

Supplemental Indenture (Merger No. 2)

NEW ENVISION SUBSIDIARY GUARANTORS (cont’d):

MERCY AMBULANCE OF EVANSVILLE, INC.
MERCY LIFE CARE
MERCY, INC.
METRO AMBULANCE SERVICE (RURAL), INC.
METRO AMBULANCE SERVICE, INC.
METRO AMBULANCE SERVICES, INC.
METRO CARE CORP.
METROPOLITAN AMBULANCE SERVICE
MIDWEST AMBULANCE MANAGEMENT COMPANY
MOBILE MEDIC AMBULANCE SERVICE, INC.
NATIONAL AMBULANCE & OXYGEN SERVICE, INC.
NEVADA RED ROCK AMBULANCE, INC.
NEVADA RED ROCK HOLDINGS, INC.
NORTH MISS. AMBULANCE SERVICE, INC.
OHERBST, INC.
PACIFIC AMBULANCE, INC.
PARAMED, INC.
PARK AMBULANCE SERVICE INC.
PHYSICIAN ACCOUNT MANAGEMENT, INC.
PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.
PROFESSIONAL MEDICAL TRANSPORT, INC.
PROVIDER ACCOUNT MANAGEMENT, INC.
PUCKETT AMBULANCE SERVICE, INC.
R/M ARIZONA HOLDINGS, INC.
R/M MANAGEMENT CO., INC.
R/M OF TENNESSEE G.P., INC.
R/M OF TENNESSEE L.P., INC.
RADIOLOGY STAFFING SOLUTIONS, INC.
RADSTAFFING MANAGEMENT SOLUTIONS, INC.
RANDLE EASTERN AMBULANCE SERVICE, INC.
REIMBURSEMENT TECHNOLOGIES, INC.
RIVER MEDICAL INCORPORATED

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

Supplemental Indenture (Merger No. 2)

NEW ENVISION SUBSIDIARY GUARANTORS (cont’d):

RURAL/METRO (DELAWARE), INC.
RURAL/METRO CORPORATION
RURAL/METRO CORPORATION
RURAL/METRO CORPORATION OF FLORIDA
RURAL/METRO CORPORATION OF TENNESSEE
RURAL/METRO FIRE DEPT., INC.
RURAL/METRO OF BREWERTON, INC.
RURAL/METRO OF CALIFORNIA, INC.
RURAL/METRO OF CENTRAL ALABAMA, INC.
RURAL/METRO OF CENTRAL COLORADO, INC.
RURAL/METRO OF CENTRAL OHIO, INC.
RURAL/METRO OF GREATER SEATTLE, INC.
RURAL/METRO OF NEW YORK, INC.
RURAL/METRO OF NORTHERN CALIFORNIA, INC.
RURAL/METRO OF NORTHERN OHIO, INC.
RURAL/METRO OF OHIO, INC.
RURAL/METRO OF OREGON, INC.
RURAL/METRO OF ROCHESTER, INC.
RURAL/METRO OF SAN DIEGO, INC.
RURAL/METRO OF SOUTHERN CALIFORNIA, INC.
RURAL/METRO OF SOUTHERN OHIO, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

Supplemental Indenture (Merger No. 2)

NEW ENVISION SUBSIDIARY GUARANTORS (cont’d):

S. FISHER & S. THOMAS INC.
SEMINOLE COUNTY AMBULANCE, INC.
SIOUX FALLS AMBULANCE, INC.
SOUTHWEST AMBULANCE AND RESCUE OF ARIZONA, INC.
SOUTHWEST AMBULANCE OF CASA GRANDE, INC.
SOUTHWEST AMBULANCE OF NEW MEXICO, INC.
SOUTHWEST AMBULANCE OF SOUTHEASTERN ARIZONA, INC.
SOUTHWEST AMBULANCE OF TUCSON, INC.
SOUTHWEST GENERAL SERVICES, INC.
SPRINGS AMBULANCE SERVICE, INC.
SSAG, LLC
STAT HEALTHCARE, INC.
SUNRISE HANDICAP TRANSPORT CORP.
SW GENERAL, INC.
T.M.S. MANAGEMENT GROUP INC.
TEK AMBULANCE, INC.
THE AID AMBULANCE COMPANY, INC.
THE AID COMPANY, INC.
TIDEWATER AMBULANCE SERVICE, INC.
TKG, INC.
TOWNS AMBULANCE SERVICE, INC.
TRANSPORTATION MANAGEMENT SERVICES OF BREVARD, INC.
TROUP COUNTY EMERGENCY MEDICAL SERVICES, INC.
VALLEY FIRE SERVICE, INC.
VELITA SMITH HOME HEALTH, INC.
V.I.P. PROFESSIONAL SERVICES, INC.
VISTA STAFFING SOLUTIONS, INC.
VITAL ENTERPRISES, INC.
W&W LEASING COMPANY, INC.
WP ROCKET HOLDINGS INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

Supplemental Indenture (Merger No. 2)

NEW ENVISION SUBSIDIARY GUARANTORS (cont’d):

ACCESS 2 CARE, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Access 2 Care, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

ACUTE MANAGEMENT, LLC

By: HAWKEYE HOLDCO LLC, as Sole Member of Acute Management, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AGAPE HEALTH CARE AGENCY, LLC.
CARE CONNECTION OF CINCINNATI LLC
GEM CITY HOME CARE, LLC
GUARDIAN OHIO NEWCO, LLC

By: GUARDIAN HEALTHCARE HOLDINGS, INC., as Sole Member of Agape Health Care Agency, LLC, Care Connection of Cincinnati LLC, Gem City Home Care, LLC and Guardian Ohio NewCo, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

Supplemental Indenture (Merger No. 2)

NEW ENVISION SUBSIDIARY GUARANTORS (cont’d):

ALPHA PHYSICIAN RESOURCES, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMERICAN MEDICAL RESPONSE DELAWARE VALLEY, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMERICAN MEDICAL RESPONSE HPPP, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Sole Member of American Medical Response HPPP, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMERICAN MEDICAL RESPONSE OF MARICOPA, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMERICAN MEDICAL RESPONSE OF PIMA, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

Supplemental Indenture (Merger No. 2)

NEW ENVISION SUBSIDIARY GUARANTORS (cont’d):

AMR BROCKTON, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

APEX ACQUISITION LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

BRAVO REIMBURSEMENT SPECIALIST, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

CMORX, LLC

By: EMCARE, INC., as Sole Member of CMORx, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

ED SOLUTIONS, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

Supplemental Indenture (Merger No. 2)

NEW ENVISION SUBSIDIARY GUARANTORS (cont’d):

EDIMS, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EMS MANAGEMENT LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EMS OFFSHORE MEDICAL SERVICES, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EMSC SERVICESCO, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

EVERRAD, LLC

By: TEMPLETON READINGS, LLC, as Sole Member of EverRad, LLC

By: EMCARE, INC., as Sole Member of Templeton Readings, LLC

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

Supplemental Indenture (Merger No. 2)

NEW ENVISION SUBSIDIARY GUARANTORS (cont’d):

EVOLUTION HEALTH LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EVOLUTION MOBILE IMAGING, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

HAWKEYE HOLDCO LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MEDASSOCIATES, LLC

By: EMCARE, INC., as Sole Member of MedAssociates, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MISSION CARE OF ILLINOIS, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Mission Care of Illinois, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

Supplemental Indenture (Merger No. 2)

NEW ENVISION SUBSIDIARY GUARANTORS (cont’d):

MISSION CARE OF MISSOURI, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Mission Care of Missouri, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MISSION CARE SERVICES, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MSO NEWCO, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

Supplemental Indenture (Merger No. 2)

NEW ENVISION SUBSIDIARY GUARANTORS (cont’d):

PHOENIX PHYSICIANS, LLC
STREAMLINED MEDICAL SOLUTIONS LLC

By: EMCARE, INC., as Sole Member of Phoenix Physicians, LLC and Streamlined Medical Solutions LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

PINNACLE CONSULTANTS MID-ATLANTIC, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

PROVEN HEALHCARE SOLUTIONS OF NEW JERSEY, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

PROVIDACARE, L.L.C.

By: AMERICAN MEDICAL PATHWAYS, INC., as Sole Member of ProvidaCare, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

Supplemental Indenture (Merger No. 2)

NEW ENVISION SUBSIDIARY GUARANTORS (cont’d):

QRX MEDICAL MANAGEMENT, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Senior Vice President and Secretary

RMC CORPORATE CENTER, L.L.C.

By: RURAL/METRO CORPORATION, as Member of RMC Corporate Center, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

RURAL/METRO MID-SOUTH, L.P.

By: R/M OF TENNESSEE G.P., INC., as General Partner of Rural/Metro Mid-South, L.P.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

RURAL/METRO OF INDIANA, L.P.

By: THE AID AMBULANCE COMPANY, INC., as General Partner of Rural/Metro of Indiana, L.P.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

Supplemental Indenture (Merger No. 2)

NEW ENVISION SUBSIDIARY GUARANTORS (cont’d):

RURAL/METRO OF TENNESSEE, L.P.

By: R/M OF TENNESSEE G.P., INC., as General Partner of Rural/Metro of Tennessee, L.P.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

RURAL/METRO OPERATING COMPANY, LLC

By: RURAL/METRO CORPORATION, as Sole Member of Rural/Metro Operating Company, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

SAN DIEGO MEDICAL SERVICES ENTERPRISE, LLC

By: RURAL/METRO OF SOUTHERN CALIFORNIA, INC., as Member of San Diego Medical Services Enterprise, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

By: RURAL/METRO OF SAN DIEGO, INC., as Member of San Diego Medical Services Enterprise, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

Supplemental Indenture (Merger No. 2)

NEW ENVISION SUBSIDIARY GUARANTORS (cont’d):

REGIONAL EMERGENCY SERVICES, L.P.

By: FLORIDA EMERGENCY PARTNERS, INC., as General Partner of Regional Emergency Services, L.P.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

ROSE RADIOLOGY, LLC

By: SPOTLIGHT HOLDCO LLC, as Sole Member of Rose Radiology, LLC

By: EMCARE, INC., as Sole Member of EmCare, Inc.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

SEAWALL ACQUISITION, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

SPOTLIGHT HOLDCO LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

Supplemental Indenture (Merger No. 2)

NEW ENVISION SUBSIDIARY GUARANTORS (cont’d):

SUN DEVIL ACQUISITION LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

TEMPLETON READINGS, LLC

By: EMCARE, INC., as Sole Member of Templeton Readings, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

WHITAKER PHYSICIANS SERVICES, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

Supplemental Indenture (Merger No. 2)

NEW ENVISION SUBSIDIARY GUARANTORS (cont’d):

AMERICAN MEDICAL RESPONSE OF NEW YORK, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Sole Member of American Medical Response of New York, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

METROCARE SERVICES – ABILENE, L.P.

By: AMR OF CENTRAL TEXAS II, LLC, as General Partner of MetroCare Services – Abilene, L.P.

By: AMERICAN MEDICAL RESPONSE, INC., as Sole Member of AMR of Central Texas II, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

PATIENT ADVOCACY GROUP, LLC

By: AMR HOLDCO, INC., as Sole Member of Patient Advocacy Group, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

Supplemental Indenture (Merger No. 2)

TRUSTEE:

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Wally Jones
Name:	Wally Jones
Title:	Vice President

Supplemental Indenture (Merger No. 2)